UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2015

TE CONNECTIVITY LTD.
(Exact Name of Registrant as Specified in its Charter)

Switzerland	98-0518048
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-33260
(Commission File Number)

Rheinstrasse 20

CH-8200 Schaffhausen
Switzerland

(Address of Principal Executive Offices, including Zip Code)

+41 (0)52 633 66 61
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

An Annual General Meeting of Shareholders (“AGM”) of TE Connectivity Ltd. (the “Company” or “TE”) was held on March 3, 2015 to approve the agenda items described below.

Proxies for the AGM were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Company’s solicitation.

A total of 341,745,645 registered shares (83.88% of 407,420,473 registered shares outstanding and entitled to vote as of February 11, 2015, the record date for the AGM) were present in person or by proxy, constituted a quorum for the transaction of business, and were voted at the AGM. The agenda items submitted at the AGM were passed as described below except for Agenda Item Number 17 (renewal of authorized capital) which was not approved by shareholders. Percentages indicated below reflect the percentage of the total number of registered shares voted at the AGM.

Agenda Item No. 1.  Election of eleven (11) directors:

1.1  Pierre R. Brondeau

A total of 319,931,374 shares (93.62%) were voted for and 21,814,271 shares (6.38%) were counted as voted against (including 1,839,035 votes cast against, 2,834,481 abstentions and 17,140,755 broker non-votes, which are treated as against votes) the election of this director.

1.2  Juergen W. Gromer

A total of 321,415,769 shares (94.05%) were voted for and 20,329,876 shares (5.95%) were counted as voted against (including 349,340 votes cast against, 2,839,781 abstentions and 17,140,755 broker non-votes, which are treated as against votes) the election of this director.

1.3  William A. Jeffrey

A total of 320,580,198 shares (93.81%) were voted for and 21,165,447 shares (6.19%) were counted as voted against (including 1,190,333 votes cast against, 2,834,359 abstentions and 17,140,755 broker non-votes, which are treated as against votes) the election of this director.

1.4  Thomas J. Lynch

A total of 313,530,948 shares (91.74%) were voted for and 28,214,697 shares (8.26%) were counted as voted against (including 7,735,867 votes cast against, 3,338,075 abstentions and 17,140,755 broker non-votes, which are treated as against votes) the election of this director.

1.5  Yong Nam

A total of 320,562,306 shares (93.80%) were voted for and 21,183,339 shares (6.20%) were counted as voted against (including 1,202,265 votes cast against, 2,840,319 abstentions and 17,140,755 broker non-votes, which are treated as against votes) the election of this director.

1.6  Daniel J. Phelan

A total of 321,057,563 shares (93.95%) were voted for and 20,688,082 shares (6.05%) were counted as voted against (including 713,284 votes cast against, 2,834,043 abstentions and 17,140,755 broker non-votes, which are treated as against votes) the election of this director.

1.7  Lawrence S. Smith

A total of 321,056,102 shares (93.95%) were voted for and 20,689,543 shares (6.05%) were counted as voted against (including 712,378 votes cast against, 2,836,410 abstentions and 17,140,755 broker non-votes, which are treated as against votes) the election of this director.

1.8  Paula A. Sneed

A total of 320,170,788 shares (93.69%) were voted for and 21,574,857 shares (6.31%) were counted as voted against (including 1,604,419 votes cast against, 2,829,683 abstentions and 17,140,755 broker non-votes, which are treated as against votes) the election of this director.

1.9  David P. Steiner

A total of 318,786,106 shares (93.28%) were voted for and 22,959,539 shares (6.72%) were counted as voted against (including 2,973,643 votes cast against, 2,845,141 abstentions and 17,140,755 broker non-votes, which are treated as against votes) the election of this director.

1.10  John C. Van Scoter

A total of 320,557,609 shares (93.80%) were voted for and 21,188,036 shares (6.20%) were counted as voted against (including 1,213,963 votes cast against, 2,833,318 abstentions and 17,140,755 broker non-votes, which are treated as against votes) the election of this director.

1.11  Laura H. Wright

A total of 321,042,380 shares (93.94%) were voted for and 20,703,265 shares (6.06%) were counted as voted against (including 735,496 votes cast against, 2,827,014 abstentions and 17,140,755 broker non-votes, which are treated as against votes) the election of this director.

Agenda Item No. 2.  Election of Thomas J. Lynch as the Chairman of the Board of Directors:

A total of 229,527,750 shares (67.16%) were voted for and 112,217,895 shares (32.84%) were counted as voted against (including 91,434,784 votes cast against, 3,642,356 abstentions and 17,140,755 broker non-votes, which are treated as against votes) the election of Thomas J. Lynch as the Chairman of the Board of Directors.

Agenda Item No. 3.  Election of the individual members of the Management Development and Compensation Committee:

3.1  Daniel J. Phelan

A total of 321,528,635 shares (94.08%) were voted for and 20,217,010 shares (5.92%) were counted as voted against (including 218,219 votes cast against, 2,858,036 abstentions and 17,140,755 broker non-votes, which are treated as against votes) the election of this director as a member of the Management Development and Compensation Committee.

3.2  Paula A. Sneed

A total of 321,436,677 shares (94.06%) were voted for and 20,308,968 shares (5.94%) were counted as voted against (including 314,222 votes cast against, 2,853,991 abstentions and 17,140,755 broker non-votes, which are treated as against votes) the election of this director as a member of the Management Development and Compensation Committee.

3.3  David P. Steiner

A total of 320,460,572 shares (93.77%) were voted for and 21,285,073 shares (6.23%) were counted as voted against (including 1,287,421 votes cast against, 2,856,897 abstentions and 17,140,755 broker non-votes, which are treated as against votes) the election of this director as a member of the Management Development and Compensation Committee.

3.4  John C. Van Scoter

A total of 321,029,948 shares (93.94%) were voted for and 20,715,697 shares (6.06%) were counted as voted against (including 717,415 votes cast against, 2,857,527 abstentions and 17,140,755 broker non-votes, which are treated as against votes) the election of this director as a member of the Management Development and Compensation Committee.

Agenda Item No. 4.  Election of Dr. Jvo Grundler, of Ernst & Young Ltd., or another individual representative of Ernst & Young Ltd. if Dr. Grundler is unable to serve at the meeting, as the independent proxy at the Company’s 2016 annual general meeting of shareholders and also at any shareholder meeting that may be held prior to the 2016 annual general meeting:

A total of 338,624,530 shares (99.09%) were voted for and 3,121,115 shares (0.91%) were counted as voted against (including 228,308 votes cast against and 2,892,807 abstentions, which are treated as against votes) this proposal.

Agenda Item No. 5.1.  Approval of the 2014 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 26, 2014 and the consolidated financial statements for the fiscal year ended September 26, 2014):

A total of 338,410,994 shares (99.02%) were voted for and 3,334,651 shares (0.98%) were counted as voted against (including 124,066 votes cast against and 3,210,585 abstentions, which are treated as against votes) this proposal.

Agenda Item No. 5.2.  Approval of the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 26, 2014:

A total of 338,384,774 shares (99.02%) were voted for and 3,360,871 shares (0.98%) were counted as voted against (including 135,951 votes cast against and 3,224,920 abstentions, which are treated as against votes) this proposal.

Agenda Item No. 5.3.  Approval of the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 26, 2014:

A total of 338,387,783 shares (99.02%) were voted for and 3,357,862 shares (0.98%) were counted as voted against (including 131,365 votes cast against and 3,226,497 abstentions, which are treated as against votes) this proposal.

Agenda Item No. 6.  Release of the members of the Board of Directors and executive officers of TE for their activities during the fiscal year ended September 26, 2014:

A total of 327,539,338 shares (95.84%) were voted for and 14,206,307 shares (4.16%) were counted as voted against (including 10,383,140 votes cast against and 3,823,167 abstentions, which are treated as against votes) this proposal.

Agenda Item No. 7.1.  Election of Deloitte & Touche LLP as TE’s independent registered public accounting firm for fiscal year 2015:

A total of 336,902,452 shares (98.58%) were voted for and 4,843,193 shares (1.42%) were counted as voted against (including 1,969,843 votes cast against and 2,873,350 abstentions, which are treated as against votes) this proposal.

Agenda Item No. 7.2.  Election of Deloitte AG, Zurich, Switzerland, as TE’s Swiss registered auditor until the next annual general meeting of TE:

A total of 337,767,960 shares (98.84%) were voted for and 3,977,685 shares (1.16%) were counted as voted against (including 1,105,046 votes cast against and 2,872,639 abstentions, which are treated as against votes) this proposal.

Agenda Item No. 7.3.  Election of PricewaterhouseCoopers AG, Zurich, Switzerland, as TE’s special auditor until the next annual general meeting of TE:

A total of 338,415,134 shares (99.03%) were voted for and 3,330,511 shares (0.97%) were counted as voted against (including 461,608 votes cast against and 2,868,903 abstentions, which are treated as against votes) this proposal.

Agenda Item No. 8.  Approval of amendments to TE’s articles of association to implement requirements under the Swiss Ordinance regarding elections and certain other matters:

A total of 321,381,354 shares (94.04%) were voted for and 20,364,291 shares (5.96%) were counted as voted against (including 352,007 votes cast against, 2,871,529 abstentions and 17,140,755 broker non-votes, which are treated as against votes) this proposal.

Agenda Item No. 9.  Approval of amendments to TE’s articles of association to implement requirements under the Swiss Ordinance regarding the compensation of members of the Board of Directors and the executive management of TE, and certain other matters:

A total of 293,544,993 shares (85.90%) were voted for and 48,200,652 shares (14.10%) were counted as voted against (including 28,144,686 votes cast against, 2,915,211 abstentions and 17,140,755 broker non-votes, which are treated as against votes) this proposal.

Agenda Item No. 10.  Approval of amendments to TE’s articles of association regarding the vote standard for shareholder resolutions and elections:

A total of 286,010,123 shares (83.69%) were voted for and 55,735,522 shares (16.31%) were counted as voted against (including 35,672,166 votes cast against, 2,922,601 abstentions and 17,140,755 broker non-votes, which are treated as against votes) this proposal.

Agenda Item No. 11.  Approval of amendments to TE’s articles of association regarding the applicable vote standard for contested elections of directors, the chairperson of the Board and the members of the Management Development and Compensation Committee:

A total of 321,048,571 shares (93.94%) were voted for and 20,697,074 shares (6.06%) were counted as voted against (including 625,117 votes cast against, 2,931,202 abstentions and 17,140,755 broker non-votes, which are treated as against votes) this proposal.

Agenda Item No. 12.  Advisory vote to approve executive compensation:

A total of 306,308,187 shares (89.63%) were voted for and 35,437,458 shares (10.37%) were counted as voted against (including 14,397,564 votes cast against, 3,899,139 abstentions and 17,140,755 broker non-votes, which are treated as against votes) this proposal.

Agenda Item No. 13.  Binding vote to approve fiscal year 2016 maximum aggregate compensation amount for executive management:

A total of 316,297,444 shares (92.55%) were voted for and 25,448,201 shares (7.45%) were counted as voted against (including 5,338,714 votes cast against, 2,968,732 abstentions and 17,140,755 broker non-votes, which are treated as against votes) this proposal.

Agenda Item No. 14.  Binding vote to approve fiscal year 2016 maximum aggregate compensation amount for the Board of Directors:

A total of 289,360,213 shares (84.67%) were voted for and 52,385,432 shares (15.33%) were counted as voted against (including 32,280,369 votes cast against, 2,964,308 abstentions and 17,140,755 broker non-votes, which are treated as against votes) this proposal.

Agenda Item No. 15.  Approval of the carryforward of unappropriated accumulated earnings at September 26, 2014:

A total of 338,516,415 shares (99.06%) were voted for and 3,229,230 shares (0.94%) were counted as voted against (including 286,060 votes cast against and 2,943,170 abstentions, which are treated as against votes) this proposal.

Agenda Item No. 16.  Approval of a dividend payment to shareholders in a Swiss franc amount equal to US$ 1.32 per issued share to be paid in four equal quarterly installments of US$ 0.33 starting with the third fiscal quarter of 2015 and ending in the second fiscal quarter of 2016 pursuant to the terms of the dividend resolution:

A total of 338,724,223 shares (99.12%) were voted for and 3,021,422 shares (0.88%) were counted as voted against (including 161,398 votes cast against and 2,860,024 abstentions, which are treated as against votes) this proposal.

Agenda Item No. 17.  Approval of the renewal of authorized capital and related amendment to the articles of association:

A total of 222,076,825 shares (64.98%) were voted for and 119,668,820 shares (35.02%) were counted as voted against (including 116,281,808 votes cast against and 3,387,012 abstentions, which are treated as against votes) this proposal.

Agenda Item No. 18.  Approval of a reduction of share capital for shares acquired under TE’s share repurchase program and related amendments to the articles of association:

A total of 338,042,296 shares (98.92%) were voted for and 3,703,349 shares (1.08%) were counted as voted against (including 698,969 votes cast against and 3,004,380 abstentions, which are treated as against votes) this proposal.

Agenda Item No. 19.  Approval of any adjournments or postponements of the AGM:

A total of 228,873,304 shares (66.97%) were voted for and 112,872,341 shares (33.03%) were counted as voted against (including 109,944,621 votes cast against and 2,927,720 abstentions, which are treated as against votes) this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TE CONNECTIVITY LTD.
(Registrant)

	By:	/s/ Harold G. Barksdale
Harold G. Barksdale
Corporate Secretary

Date: March 3, 2015